_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              September 15, 1996


                ContiMortgage Home Equity Loan Trust 1996-2
            (Exact name of registrant as specified in its charter)


        New York                33-99340-02          13-3888491
(State or Other Jurisdiction    (Commission)       (I.R.S. Employer
 of Incorporation)              File Number)       Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department
                                                            14203-2599
(Address of Principal)
             (Zip Code)


Registrant's telephone number, including area code (716) 842-5589



    __________________________No Change____________________________
     (Former name or former address, if changed since last report)




______________________________________________________________________
Note: Please see page 5 for Exhibit Index                   Page 1

Item 5.     OTHER EVENTS.

     On September 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of August 1996 dated September 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of August, 1996 was $195,607.13.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of August,
       1996

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:   /s/    Jerome M. Perelson
                               Name:  Jerome M. Perelson
                               Title: Vice President

                         By:   /s/    Susan E. O'Donovan
                               Name:  Susan E. O'Donovan
                               Title: Vice President




Dated: September 20, 1996

                                EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION
19.     Trustee's Monthly Servicing Report for the
     Month of August, 1996.